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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 14, 2006

                           BANCSHARES OF FLORIDA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                    333-74997               59-3535315
  ----------------------------        -----------          -------------------
  (State or other jurisdiction         Commission           (I.R.S. Employer
       Of incorporation)              File Number          Identification No.)

         1185 Immokalee Road, Naples, Florida                   34110
       ----------------------------------------               ----------
       (address of principal executive offices)               (Zip Code)

                  Registrant's telephone number: (239) 254-2100


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01.    OTHER EVENTS.

On November 14, 2006, Bancshares of Florida, Inc. issued a press release regarding an Investors Presentation to be used at a conference sponsored by Sandler O'Neill & Partners, LP to be held on November 16, 2006.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are being furnished with this Report:

     99.1     PRESS RELEASE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANCSHARES OF FLORIDA, INC.
                                           (Registrant)

Date: November 14, 2006

                                           /s/ Tracy L. Keegan
                                           -------------------------------------
                                           Tracy L. Keegan
                                           President and Chief Executive Officer